UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 OR 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)               March 20, 2006
________________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On March 20, 2006, Unisys Corporation announced that it will use the proceeds from the sale of its shares in Nihon Unisys, Ltd.(see Item 8.01 below) to begin its previously announced workforce reductions of 10 percent, or roughly 3,600 employees worldwide. The initial stage of the workforce reductions will affect roughly 3,000 employees and is expected to be completed by the end of September 2006. The company is in the process of estimating the amount of charges to be incurred in respect of the initial stage of the workforce reductions. The company has previously disclosed that it expects to take charges of approximately $250-$300 million through 2006 in respect of headcount reductions.


ITEM 8.01.  OTHER EVENTS

Sale of Shares in Nihon Unisys, Ltd.
------------------------------------

On March 20, 2006, Unisys Corporation announced that it had completed the sale of 30.2 million, or 99 percent, of the shares it owned in Nihon Unisys, Ltd.
(NUL), a publicly traded Japanese company. On March 23, 2006, Unisys sold the remainder of its NUL shares. Unisys received gross proceeds of approximately $378 million from these sales and will recognize a pre-tax gain of approximately $147 million in the first quarter of 2006. NUL will remain the exclusive distributor of Unisys hardware and software in Japan.

At December 31, 2005, Unisys owned approximately 29% of the voting common stock of NUL. The company accounted for this investment by the equity method, and, at December 31, 2005, the amount recorded in the company's books for the investment, after the reversal of a minimum pension liability adjustment, was $243 million. During the years ended December 31, 2005, 2004 and 2003, the company recorded equity income related to NUL of $9.1 million, $16.2 million and $18.2 million, respectively. These amounts were recorded in "Other income (expense), net" in the company's consolidated statements of income.


Changes to U.S. Pension Plans
-----------------------------

On March 22, 2006, the company announced that it has adopted changes to its U.S. defined benefit pension plans effective December 31, 2006 and will significantly increase matching contributions to its defined contribution savings plan beginning January 1, 2007. The press release is filed as Exhibit 99 hereto.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) The following Exhibits are filed herewith:

     99       Press release of Unisys Corporation dated March 22, 2006

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: March 23, 2006                              By: /s/ Joseph M. Munnelly
                                                      -------------------------
                                                      Joseph M. Munnelly
                                                      Vice President and
                                                      Corporate Controller



                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------
99           Press release of Unisys Corporation dated March 22, 2006